BlackRock Funds II
BlackRock Bond Portfolio

Supplement to the Prospectus dated August 6, 2010

The following changes are made to the Prospectus of BlackRock Bond Portfolio (the “Fund”), a series of BlackRock Funds II.

The section in the Prospectus captioned “Fund Overview — Key Facts About BlackRock Bond Portfolio — Portfolio Managers” is amended as follows:

Name	Portfolio Manager of the Fund Since	Title

Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.

Matthew Marra	2006	Managing Director of BlackRock, Inc.

Eric Pellicciaro	2010	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management of the Bond Portfolio” is amended as follows:

The information about the Fund’s portfolio managers is deleted in its entirety and replaced with the following:

The Bond Portfolio is managed by a team of financial professionals. Rick Rieder, Matthew Marra and Eric Pellicciaro are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Bond Portfolio. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information” is amended as follows:

The information about the Fund’s portfolio managers is deleted in its entirety and replaced with the following:

The Bond Portfolio is managed by a team of financial professionals. Rick Rieder, Matthew Marra and Eric Pellicciaro are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios, and head of Corporate Credit and Multi-Sector and Mortgage Groups; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Lehman Brothers from 1987 to 2008, most recently as head of Global Principal Strategies team and Credit Businesses.
Matthew Marra	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2006	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.
Eric Pellicciaro	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2010	Managing Director of BlackRock, Inc. since 2005; Head of the Global Rates Investment Team within BlackRock’s Fundamental Fixed Income Portfolio Management Group.

Shareholders should retain this Supplement for future reference.

Code# ALLPR-IMBII-0810SUP